                                                                                                       Exhibit 10.6

______________________________________________________________________________
THIS SPACE FOR RECORDER'S USE ONLY

                                                                                            Date: November 13, 2003

RECORDING REQUESTED BY:

         John Cartaina, Esq.

AND WHEN RECORDED MAIL TO:

Latham & Watkins
885 Third Avenue, Suite 1000
New York, New York  10022

                                        DEED OF TRUST, ASSIGNMENT OF RENTS,
                                              SECURITY AGREEMENT AND
                                                  FIXTURE FILING

grantor:          O'Sullivan Industries, INC., a delaware corporation

GRANTEE AND BENEFICIARY:            THE BANK OF NEW YORK

GRANTEE MAILING ADDRESS:            101 BARCLAY STREET, 8TH FLOOR WEST
                                                     NEW YORK, NEW YORK 10286

TRUSTEE: TITLE    INSURERS AGENCY, INC.

LEGAL DESCRIPTION:                          SEE EXHIBIT "A" ATTACHED HERETO

DEED REFERENCE (IF APPLICABLE): N/A

                  ______________________________________________________________________________

                                                         iii

                                                          i

                                                 TABLE OF CONTENTS

         3.10     Grantor to Pay Amounts Secured Hereby on Any Default in Payment; Application of Monies

EXHIBITS

Exhibit A  -  Description of Premises

                                                          2

                  This DEED OF TRUST,  ASSIGNMENT  OF RENTS,  SECURITY  AGREEMENT AND FIXTURE  FILING,  dated as of
November 13, 2003 (as amended,  amended and restated,  supplemented  or otherwise  modified from time to time, this
"Deed of Trust") by  O'SULLIVAN  INDUSTRIES,  INC, a  corporation  formed  under the laws of the State of  Delaware
("Grantor"),  whose  address is 1900 Gulf Street,  Lamar,  MO 64759,  to Title  Insurers  Agency,  Inc., as trustee
("Trustee"),  whose address is 226 S. Meramec, Suite 200, St. Louis, Missouri 63105, for the benefit of The Bank of
New York,  as trustee  under the Indenture  referred to below and as  beneficiary  for itself and the Holders under the Indenture (in such capacity,  together with its successors  and assigns,  "Beneficiary"),  whose address is 101
Barclay Street-8W, New York, NY 10286 for each of the Holders.

                                                     RECITALS

                  A........The  Holders  have  agreed to extend  certain  financial  accommodations  to the Grantor pursuant to the Indenture (as hereinafter  defined) in an aggregate  principal  amount not to exceed  $100,000,000, as evidenced by those certain 10.63% Senior Secured Notes due 2008,  dated September 29, 2003,  executed by Grantor
(collectively,  the  "Notes").  The  terms  of the  Notes  are  governed  by that  certain  Indenture,  dated as of
September 29, 2003 (said  Indenture,  together with all amendments,  supplements,  modifications  and  replacements thereof,  being referred to in this Mortgage as the  "Indenture"),  by and among Grantor,  Beneficiary  and each of the guarantors  party  thereto.  All  capitalized  terms used herein and not defined herein shall have the meanings ascribed  to them in the  Indenture.  The  terms  and  provisions  of the  Indenture  are  hereby  incorporated  by reference in this Deed of Trust.

                  B........This Deed of Trust is given to secure the Obligation  under the Indenture  including and without limitation repayment of the Notes.

                  C........As set forth more fully  below,  Grantor  intends to secure its payment and  performance of its  obligations  under the Indenture with the Trust Estate (as defined  below),  along with various other items of personal and real property owned by Grantor.

                                                     Agreement

                  NOW,  THEREFORE,  to secure the prompt and complete payment when and as due and payable of all of the Obligations and liabilities of Grantor to Beneficiary and the Holders,  (collectively,  the "Secured Parties"), arising out of or in connection with the Indenture and the  obligations of Grantor set forth herein  (collectively, the  "Secured  Obligations")  and pursuant to the  Indenture  executed by Grantor in favor of  Beneficiary,  and in consideration  of the covenants  herein  contained and in the  Indenture,  Grantor,  intending to be legally bound, does hereby grant, bargain, sell, convey, warrant,  assign, transfer,  mortgage,  pledge, set over and confirm unto
Trustee  in trust for  Beneficiary,  with  power of sale,  as set forth in this Deed of Trust,  for the  benefit of
Beneficiary and the other Secured Parties, all of Grantor's estate,  right, title,  interest,  property,  claim and demand, now or hereafter arising, in and to the following property and rights (collectively, the "Trust Estate"):

                  (a)      The interest of Grantor in and to the lands and  premises  more  particularly  described in Exhibit A (the "Premises"),  together with all tenements,  hereditaments and appurtenances thereto, and also  Grantor's  rights in and to (i) any land  lying  within the  right-of-way  of any  streets,  open or proposed,  adjoining the same, (ii) any easements,  natural gas pipelines,  rights-of-way  and rights used in  connection  therewith  or as a means of access  thereto,  all  easements  for  ingress  and egress and easements for water and sewage  pipelines,  running in favor of Grantor,  or  appurtenant to the Premises,
         (collectively,  the "Easements"),  (iii) any and all sidewalks,  alleys, strips and gores of land adjacent thereto or used in connection  therewith  and (iv) all water and water  rights,  ditches and ditch rights, stock or interest in  irrigation  companies or  districts  (the  Premises,  the  Easements  and all of the foregoing being hereinafter collectively referred to as the "Site");

                  (b)      all buildings,  structures,  fixtures and other improvements now or hereafter erected on the Site owned by Grantor, (collectively, the "Improvements");

                  (c)      all machinery,  apparatus,  equipment,  fittings,  fixtures, boilers, turbines and other articles of personal  property,  including  all goods and all goods which  become  fixtures,  now owned or hereafter  acquired by Grantor and now or hereafter  located on,  attached to or used in the  operation of or in connection with the Site and/or the Improvements,  and all replacements  thereof,  additions thereto and  substitutions  therefor,  to the fullest  extent  permitted  by  applicable  law  (collectively,  the
         "Equipment");

                  (d)      all raw  materials,  work in  process  and  other  materials  used  or  consumed  in the construction  of, or now or hereafter  located on or used in connection  with, the Site, the  Improvements and the Equipment,  (including fuel and fuel deposits,  now or hereafter  located on the Site or elsewhere or otherwise owned by Grantor) (together with the Equipment, the "Tangible Collateral");

                  (e)      all  rights,   powers,   privileges  and  other  benefits  of  Grantor  (to  the  extent assignable)  now or  hereafter  obtained by Grantor from any  Governmental  Authority,  including  Permits issued in the name of Grantor, governmental actions relating to the ownership,  operation,  management and use of the Site, the  Improvements  and the Equipment,  and any  improvements,  modifications or additions thereto;

                  (f)      all the lands and interests in lands,  tenements and  hereditaments  hereafter  acquired by Grantor in connection  with or  appurtenant  to the Site,  including all leases,  subleases,  lettings, occupancy  agreements,  tenancies  and  licenses by Grantor as  landlord  of the Trust  Estate or any part thereof now or hereafter entered into, and all amendments,  extensions,  renewals and guarantees  thereof, and all security therefor  (collectively,  the "Leases") and all income, rents, rent equivalents,  issues, profits,  revenues (including all oil and gas or other mineral royalties and bonuses),  deposits and other benefits  from the Site  and the  Improvements  (including  all  receivables  and  other  obligations  now existing or hereafter arising or created out of the sale, lease,  sublease,  license,  concession or other grant of the right of the use and  occupancy  of  property  or  rendering  of  services  by Grantor or any operator or manager of the Trust Estate or the commercial  space located in the  Improvements  or acquired from  others)  (collectively,  the "Rents") and all  proceeds  from the sale or other  disposition  of the
         Leases and the right to receive and apply the Rents to the payment of the Secured Obligations;

                  (g)      any and all other  property in connection  with or appurtenant to the Site that may from time to time,  by delivery  or by writing of any kind,  be  subjected  to the lien hereof by Grantor or by anyone on its  behalf or with its  consent,  or which may come into the  possession  or be  subject to the control of Trustee or Beneficiary  pursuant to this Deed of Trust, being hereby  collaterally  assigned to
         Beneficiary  and  subjected or added to the lien or estate  created by this Deed of Trust  forthwith  upon the  acquisition  thereof by  Grantor,  as fully as if such  property  were now owned by Grantor  and were specifically  described in this Deed of Trust and subjected to the lien and security interest hereof;  and
         Trustee and Beneficiary  are hereby  authorized to receive any and all such property as and for additional security hereunder;

                  (h)      all the remainder or  remainders,  reversion or  reversions,  rents,  revenues,  issues, profits,  royalties,  income and other benefits derived from any of the foregoing, all of which are hereby assigned  to  Beneficiary,  who is hereby  authorized  to collect  and  receive  the same,  to give proper receipts and  acquittances  therefor and to apply the same in accordance  with the provisions of this Deed of Trust;

                  (i)      all Proceeds, including all proceeds,  products,  offspring, rents, profits or receipts, in whatever  form,  arising from the Trust Estate,  including  (i) cash,  instruments  and other  property received,  receivable  or otherwise  distributed  in respect of or in exchange for any or all of the Trust
         Estate, (ii) the collection, sale, lease, sublease, concession,  exchange, assignment,  licensing or other disposition  of, or  realization  upon,  any item or portion of the Trust Estate  (including all claims of
         Grantor against third parties for loss of, damage to,  destruction  of, or for proceeds  payable under, or unearned  premiums  with  respect to,  policies of  insurance  in respect of, any of the Trust  Estate now existing or  hereafter  arising),  (iii) any and all  proceeds of any  insurance,  indemnity,  warranty or
         Indenture  payable to Grantor from time to time with respect to any of the Trust Estate,  (iv) any and all payments  (in any form  whatsoever)  made or due and  payable to Grantor  from time to time in  connection with the requisition,  confiscation,  condemnation,  seizure or forfeiture of all or any part of the Trust
         Estate by any  Governmental  Authority (or any person acting under color of  Governmental  Authority)  and
         (v) any and all other  amounts from time to time paid or payable  under or in  connection  with any of the
         Trust Estate;

                  (j)      to the  extent  assignable,  all  agreements  to which  Grantor  is a party or which are assigned  to  Grantor  in any  management  agreement  or any other  document  and which  are  executed  in connection  with the  construction,  operation  and  management of the  Improvements  located on the Trust
         Estate  (including  agreements  for the sale,  lease or  exchange  of goods or other  property  and/or the performance  of services by it, in each case whether now in  existence  or hereafter  arising or acquired)
         as any such agreements have been or may be from time to time amended, supplemented or otherwise modified;

                  (k)      to the extent assignable,  all general  intangibles,  now owned or hereafter acquired by
         Grantor,  including (i) all  obligations or  indebtedness  owing to Grantor from whatever  source arising,
         (ii) all  unearned  premiums  accrued  or to accrue  under all  insurance  policies  for the Trust  Estate obtained by Grantor,  all proceeds of the conversion,  voluntary or  involuntary,  of any of the foregoing into cash or liquidated claims (including  proceeds of insurance,  condemnation  awards, and all rights of
         Grantor to refunds of real estate taxes and  assessments),  (iii) all  royalties and license fees and (iv)
         all rights or claims in respect of refunds for taxes paid;

                  (l)      all instruments, chattel paper or letters of credit, evidencing,  representing,  arising from or existing in respect of, relating to,  securing or otherwise  supporting the payment of, any of the
         Trust Estate (including  promissory notes,  drafts,  bills of exchange and trade  acceptances) and chattel paper  obtained by Grantor in connection  with the Trust Estate  (including  all ledger  sheets,  computer records and printouts,  databases,  programs,  books of account and files of Grantor relating thereto) and such notes or other  obligations of indebtedness  owing to Grantor from whatever  source arising,  in each case now owned or hereafter acquired by Grantor and relating to the Trust Estate;

                  (m)      all  inventory,   whether  now  or  hereafter   existing  or  acquired,   all  documents
         representing  the same and all Proceeds and products of the same,  including all goods,  merchandise,  raw materials,  work in process and other personal property,  wherever located, now or hereafter owned or held by Grantor for  manufacture,  processing,  the providing of services or sale,  use or  consumption  in the operation of the Trust Estate  (including fuel,  supplies and similar items and all substances  commingled therewith or added  thereto) and rights and claims of Grantor  against anyone who may store or acquire the same for the account of Grantor, or from whom Grantor may purchase the same; and

                  (n)      to  the  extent  assignable,   all  Permits  used  in  connection  with  the  ownership,
         operation,  use or occupancy of the Trust  Estate,  but  excluding any of the Permits which by their terms or by  operation of law  prohibit or do not allow  assignment  or which would become void solely by virtue of a security interest being granted therein.

                  TO HAVE AND TO HOLD said Trust  Estate,  whether now owned or held or  hereafter  acquired,  unto
Trustee for the benefit of  Beneficiary,  its  successors  and assigns,  pursuant to the provisions of this Deed of
Trust.

                  IT IS HEREBY COVENANTED,  DECLARED AND AGREED that the lien,  security interest or estate created by this Deed of Trust to secure the payment of the Secured  Obligations,  both present and future,  shall be first, prior  and  superior  to  any  Lien,  security  interest,  reservation  of  title  or  other  interest  heretofore, contemporaneously  or  subsequently  suffered  or granted by  Grantor,  its legal  representatives,  successors  or assigns,  except only those,  if any,  expressly  hereinafter  referred to and that the Trust Estate is to be held, dealt  with and  disposed  of by  Beneficiary,  upon and  subject  to the terms,  covenants,  conditions,  uses and agreements set forth in this Deed of Trust.

                  PROVIDED ALWAYS, that upon the indefeasible  payment in full in cash of the Secured  Obligations, then this Deed of Trust and the estate  hereby and therein  granted shall cease and be void and shall be reconveyed as provided herein below.

ARTICLE I.
                                                    DEFINITIONS

1.1      Defined  Terms.  The  following  terms  (whether  or not  underscored)  when  used in this  Deed of Trust, including its preamble and recitals, shall have the following meanings:

                  "Beneficiary" has the meaning given in the preamble to this Deed of Trust.

                  "Company" has the meaning given in the recitals to this Deed of Trust.

                  "Default  Rate"  shall mean the  default  interest  rate  described  in the second  paragraph  of
         Section 4.01 of the Indenture.

                  "Easements" has the meaning given in the granting clause to this Deed of Trust.

                  "Environmental  Claim"  means any and all  liabilities,  losses,  administrative,  regulatory  or judicial  actions,  suits,  demands,  decrees,  claims,  liens,  judgments,  warning  notices,  notices of noncompliance  or  violation,  investigations,  proceedings,  removal or  remedial  actions or orders,  or damages (foreseeable and unforeseeable,  including consequential and punitive damages),  penalties,  fees, out-of-pocket  costs,  expenses,  disbursements,  attorneys' and/or consultants' fees, relating in any way to any  Hazardous  Substance Law or any Permit issued under any such  Hazardous  Substance Law  (hereafter
         "Claims"),  including  (a) any  and all  Claims by  Governmental  Authorities  for  enforcement,  cleanup, removal,  response,  remedial or other actions or damages pursuant to any applicable  Hazardous  Substance
         Law, and (b) any and all Claims by any third party seeking damages,  contribution,  indemnification,  cost recovery,  compensation or injunctive  relief resulting from Hazardous  Substances or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Equipment" has the meaning given in the granting clause to this Deed of Trust.

                  "Governmental  Authority"  means any federal,  state,  municipal,  national or other  government, governmental  department,  commission,  board,  bureau,  court,  agency or  instrumentality  or  political subdivision thereof or any entity or officer exercising executive,  legislative,  judicial,  regulatory or administrative  functions  of or  pertaining  to any  government  or  any  court,  in  each  case  whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Governmental  Rule" means any law, rule,  regulation,  ordinance,  order,  code  interpretation, treaty, judgment,  decree, directive,  guidelines,  policy or similar form of decision of any Governmental
         Authority.

                  "Grantor" has the meaning given in the preamble to this Deed of Trust.

                  "Hazardous  Substances"  means  (statutory  acronyms and  abbreviations  having the meaning given them in the definition of "Hazardous Substances Laws") substances defined as "hazardous  substances,"  "pollutants"
or  "contaminants"  in  Section 101  of the CERCLA;  those  substances  defined as  "hazardous  waste,"  "hazardous materials" or "regulated  substances" by the RCRA; those substances  designated as a "hazardous substance" pursuant to Section 311  of the CWA; those  substances  defined as "hazardous  materials" in Section 103 of the HMTA;  those substances  regulated  as a  hazardous  chemical  substance  or  mixture  or as an  imminently  hazardous  chemical substance or mixture  pursuant to  Sections 6  or 7 of the TSCA;  those  substances  defined as  "contaminants"  by
Section 1401  of the SDWA,  if present in excess of  permissible  levels;  those  substances  regulated  by the Oil
Pollution Act; those  substances  defined as a pesticide  pursuant to Section 2(u) of the FIFRA;  those  substances defined as a source,  special nuclear or by-product  material by Section 11 of the AEA; those substances defined as
"residual  radioactive  material" by Section 101 of the UMTRCA;  those substances  defined as "toxic  materials" or
"harmful  physical agents"  pursuant to Section 6 of the OSHA;  those substances  defined as hazardous wastes in 40
C.F.R.  Part 261.3;   those  substances  defined  as  hazardous  waste  constituents  in  40  C.F.R.   Part 260.10,
specifically  including Appendix VII and VIII of Subpart D of 40 C.F.R.  Part 261;  those substances  designated as hazardous  substances  in 40 C.F.R.  Parts 116.4 and 302.4;  those  substances  defined as hazardous  substances or hazardous  materials  in 49 C.F.R.  Part 171.8;  those  substances  regulated  as  hazardous  materials,  hazardous substances,  or toxic  substances  in 40 C.F.R.  Part 1910;  any chemical,  material,  toxin,  pollutant,  or waste regulated  by or in any  other  Hazardous  Substances  Laws;  and  in  the  regulations  adopted  and  publications promulgated  pursuant to said laws,  whether or not such regulations or publications  are  specifically  referenced herein.

                  "Hazardous Substances Law" means any of:

                  (a)......the Comprehensive  Environmental Response,  Compensation,  and Liability Act of 1980, as
amended (42 U.S.C. Section 9601 et seq.) ("CERCLA");

                  (b)......the Federal Water Pollution Control Act (33 U.S.C.  Section 1251 et seq.) ("Clean Water
Act" or "CWA");

                  (c)......the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA");

                  (d)......the Atomic Energy Act of 1954 (42 U.S.C. Section 2011 et seq.) ("AEA");

                  (e)......the Clean Air Act (42 U.S.C. Section 7401 et seq.) ("CAA");

                  (f)......the  Emergency  Planning and Community  Right to Know  Act (42 U.S.C.  Section 11001  et
seq.) ("EPCRA");

                  (g)......the Federal Insecticide,  Fungicide, and Rodenticide Act (7 U.S.C.  Section 136 et seq.)
("FIFRA");

                  (h)......the Oil Pollution Act of 1990 (33 U.S.C.A. Section 2701 et seq.);

                  (i)......the Safe Drinking Water Act (42 U.S.C.  Sections 300f et seq.) ("SDWA");

                  (j)......the Surface Mining  Control and  Reclamation  Act of 1974  (30 U.S.C.  Sections 1201  et
seq.) ("SMCRA");

                  (k)......the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.) ("TSCA");

                  (l)......the Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.) ("HMTA");

                  (m)......the Uranium Mill  Tailings  Radiation  Control Act of 1978  (42 U.S.C.  Section 7901  et
seq.) ("UMTRCA");

                  (n)......the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA"); and

                  (o)      all  other  Federal,   state  and  local   Governmental  Rules  which  govern  Hazardous
         Substances, and the regulations adopted and publications promulgated pursuant to all such foregoing laws.

                  "Indenture" has the meaning given in the recitals to this Deed of Trust.

                  "Improvements" has the meaning given in the granting clause to this Deed of Trust.

                  "Leases" has the meaning given in the granting clause to this Deed of Trust.

                  "Premises" has the meaning given in the granting clause to this Deed of Trust.

                  "Rents" has the meaning given in the granting clause to this Deed of Trust.

                  "Secured Obligations" has the meaning given in the granting clause to this Deed of Trust.

                  "Secured Party" shall mean the Holders from time to time of any Note Obligations.

                  "Site" has the meaning given in the granting clause to this Deed of Trust.

                  "Tangible Collateral" has the meaning given in the granting clause to this Deed of Trust.

                  "Trust Estate" has the meaning given in the granting clause to this Deed of Trust.

                  "Trustee" has the meaning given in the preamble to this Deed of Trust.

                  "UCC" means the Uniform  Commercial  Code as the same may, from time to time, be in effect in the
         State of Missouri.

                  "UCC Collateral" has the meaning given in Section 2.18.1 to this Deed of Trust.

1.2      Intentionally Omitted.

1.3      Indenture  and  UCC  Definitions.  Unless  otherwise  defined  herein  or  unless  the  context  otherwise requires,  terms used in this Deed of Trust  (whether or not  underscored or  capitalized),  including its preamble and recitals, have the meanings provided in the Indenture or, if not defined therein, the UCC.

ARTICLE II.
                                         GENERAL COVENANTS AND PROVISIONS

2.1      Grantor  Performance  of Note  Documents.  Grantor shall  perform,  observe and comply with each and every provision  hereof,  and with  each and  every  provision  contained  in the Note  Documents  to which it is a party
(insofar as any such  provision  applies to Grantor) and shall  promptly  pay to  Beneficiary,  when payment  shall become due under the  Indenture,  any and all amounts  payable  pursuant  thereto and all other sums required to be paid by Grantor  under this Deed of Trust and the other  Note  Documents  to which it is a party at the time and in the manner provided in such Note Documents.

2.2      General  Representations,  Covenants and  Warranties.  Grantor  represents  and  warrants,  as of the date hereof, and covenants that:

                  (a) Grantor has good and  marketable  title to the Site and the  Improvements,  free and clear of all  encumbrances  except those  Permitted Liens which are applicable to grantor and that it has the right to hold,  occupy and enjoy its interest in the  Premises and has the power and lawful  authority to grant, bargain,  sell, convey,  warrant,  assign,  transfer,  mortgage,  pledge, set over and confirm the same as provided herein as permitted by Section 3.5;

                  (b) all costs arising from  construction  of any  Improvements,  the performance of any labor and the purchase of all Tangible  Collateral and Improvements  have been or shall be paid when due, subject to the right of  Company  or  Grantor to contest  the date on which  such  amounts  are due  pursuant  to the
         Indenture, as applicable; and

                  (c) this Deed of Trust is a valid and  enforceable  first lien on and  security  interest  in the
         Trust Estate,  subject only to those  Permitted  Liens which are applicable to Grantor,  and Grantor shall forever  warrant,  defend and  preserve  such title and the validity and priority of the Deed of Trust and shall forever  warrant and defend the same to  Beneficiary  and Trustee  against the claims of all persons whomsoever.

2.3      Intentionally Deleted.

2.4      Insurance; Application of Insurance Proceeds; Application of Eminent Domain Proceeds.

2.4.1    Grantor  shall at its sole  expense  obtain  for,  deliver  to,  assign and  maintain  for the  benefit of
Beneficiary,  during the term of this Deed of Trust,  insurance policies insuring the Site and liability  insurance policies,  all in accordance with the  requirements of the Note Documents.  Grantor shall pay promptly when due any premiums on such insurance  policies and on any renewals  thereof.  In the event of the foreclosure of this Deed of
Trust or any other transfer of the Premises in  extinguishment  of the  indebtedness and other sums secured hereby, all right,  title and interest of Grantor in and to all casualty insurance  policies,  and renewals thereof then in force, shall pass to the purchaser or grantee in connection  therewith;  provided that Grantor's  obligations shall be reduced accordingly.

2.4.2    All  insurance  proceeds  and all  Eminent  Domain  Proceeds  shall be paid  and/or  shall be  applied  in accordance  with the  provisions of the Note  Documents,  including  the  applicable  provisions of the  Depository
Agreement.

2.5      Assignment of Rents.  Grantor  unconditionally  and  absolutely  assigns to  Beneficiary  all of Grantor's right,  title and interest in and to all Leases and all Rents.  This is an absolute  assignment to Beneficiary  and not an assignment as security for the  performance of the  obligations of Grantor under the Note Documents to which it is a party,  or any other  obligation.  Subject to the provisions set forth herein,  Beneficiary  shall have the right,  power and authority to: (a) notify any person that the Leases have been  assigned to  Beneficiary  and that all rents and other  obligations are to be paid directly to  Beneficiary,  whether or not Beneficiary has commenced or completed foreclosure or taken possession of the Premises;  (b) settle compromise,  release,  extend the time of payment of, and make  allowances,  adjustments  and discounts of any rents or other  obligations  under the Leases;
(c) enforce  payment of rents and other rights under the Leases,  prosecute  any action or  proceeding,  and defend against any claim with respect to rents and Leases;  (d) enter upon,  take  possession of and operate the Premises, lease all or any part of the Premises;  (e) and/or perform any and all  obligations of Grantor under the Leases and exercise any and all rights of Grantor  therein  contained to the full extent of Grantor's  rights and  obligations thereunder,  with or without the bringing of any action or the appointment of a receiver;  provided,  however, that
Grantor  shall have a  revocable  license to exercise  these  rights to the  exclusions  of  Beneficiary  until the occurrence of an Event of Default.  At  Beneficiary's  request,  Grantor shall deliver a copy of this Deed of Trust to each tenant under a Lease.  Grantor  irrevocably  directs any tenant,  without any  requirement for notice to or consent  by  Grantor,  to comply  with all  demands  of  Beneficiary  under  this  Section  2.5 and to turn over to
Beneficiary on demand all rents which it receives.  Beneficiary  shall have the right,  but not the obligation,  to use and apply all rents received  hereunder in such order and such manner as Beneficiary  may reasonably  determine in  accordance  with the Note  Documents.  Notwithstanding  that this is an  absolute  assignment  of the rents and
Leases and not merely the collateral  assignment  of, or the grant of a lien or security  interest in the rents and
Leases,  Beneficiary  grants to Grantor a revocable license to collect and receive the rents and to retain, use and enjoy such rents.  Such license may be revoked by  Beneficiary  only upon the  occurrence  of any Event of Default.
Grantor  shall  apply any rents  which it  receives  to the  payments  due under the  Secured  Obligations,  taxes, assessments,  water charges,  sewer rents and other  governmental  charges levied,  assessed or imposed against the
Premises,  insurance premiums,  and other obligations of lessor under the Leases before using such proceeds for any other purpose.

2.6      Indemnification.  Grantor shall  indemnify  Beneficiary in accordance  with the  applicable  provisions of the Indenture and the other Note Documents to which it is party.

2.7      Beneficiary  Assumes No Secured  Obligations.  It is expressly  agreed that,  anything herein contained to the  contrary  notwithstanding,  Grantor  shall remain  obligated  under all  agreements  which are included in the definition  of  "Trust  Estate"  and  shall  perform  all of its  obligations  thereunder  in  accordance  with the provisions  thereof,  and neither  Beneficiary  nor any of the other Secured  Parties shall have any  obligation or liability with respect to such  obligations of Grantor,  nor shall  Beneficiary or any of the other Secured Parties be  required  or  obligated  in any manner to perform or fulfill any  obligations  or duties of Grantor  under such agreements,  or to make any payment or to make any inquiry as to the nature or sufficiency of any payment  received by it, or to present or file any claim or take any action to collect or enforce the  payment of any  amounts  which have been assigned to Beneficiary  hereunder or to which  Beneficiary or the other Secured  Parties may be entitled at any time or times.

2.8      Further  Assurances;  Recording  of Deed of  Trust.  Grantor  shall,  from time to time,  at its  expense, promptly  execute and deliver all further  instruments  and  documents,  and take all further  action,  that may be necessary,  in order to  perfect  and  continue  the  lien and  security  interest  granted  hereby  and to  enable
Beneficiary  to obtain the full  benefits  of the lien and  security  interest  granted or  intended  to be granted hereby.  Grantor shall keep the Trust Estate free and clear of all Liens other than Permitted Liens.

2.8.1    Without  limiting the generality of the  foregoing,  Grantor shall execute and record or file this Deed of
Trust and each amendment hereto, and such financing or continuation  statements,  or amendments  thereto,  and such other  instruments,  endorsements  or notices,  as may be  necessary  in order to perfect and preserve the lien and security  interest  granted or purported to be granted hereby.  Grantor hereby  authorizes  Beneficiary to file one or more financing  statements or continuation  statements,  and amendments thereto,  relative to all or any part of the Trust  Estate  necessary  to preserve or protect the lien and  security  interest  granted  hereby  without the signature of Grantor where permitted by law.

2.8.2    Grantor shall pay all filing,  registration  and  recording  fees and all  refiling,  re-registration  and re-recording  fees,  and all  reasonable  expenses  incident to the  execution and  acknowledgment  of this Deed of
Trust, any assurance,  and all federal,  state, county and municipal stamp taxes and other taxes, duties,  imports, assessments  and charges  arising out of or in  connection  with the  execution and delivery of this Deed of Trust, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

2.8.3    Grantor  shall,  promptly  upon  request,  provide to  Beneficiary  all  information  and  evidence it may reasonably  request  concerning  the Trust Estate to enable  Beneficiary to administer or enforce the provisions of this Deed of Trust.

2.8.4    Grantor  will take all actions  within its power to obtain like title to and the right to pledge any other property at any time hereafter pledged by it to Beneficiary as part of the Trust Estate hereunder.

2.9      Acts of Grantor.  Except as provided in or  permitted by the Note  Documents,  Grantor  hereby  represents and warrants that it has not  mortgaged,  hypothecated,  assigned or pledged and hereby  covenants that it will not mortgage,  hypothecate,  assign or pledge, so long as this Deed of Trust shall remain in effect,  any of its right, title or interest in and to the Trust Estate or any part  thereof or any interest in Grantor,  to anyone other than
Beneficiary.

2.10     After-Acquired  Property.  Any and all of the Trust Estate which is hereafter  acquired shall immediately, without any further conveyance,  assignment or act on the part of Grantor or Beneficiary,  become and be subject to the lien and  security  interest of this Deed of Trust as fully and  completely  as though  specifically  described herein,  but nothing  contained in this Section 2.10 shall be deemed to modify or change the obligations of Grantor under  Sections 2.8 and 2.9 hereof.  If and whenever  from time to time Grantor  shall  hereafter  acquire any real property or interest  therein which  constitutes or is intended to constitute  part of the Trust Estate  hereunder,
Grantor shall promptly give notice thereof to Beneficiary  and Grantor shall  forthwith  execute,  acknowledge  and deliver to  Beneficiary  a supplement  to this Deed of Trust,  in form and  substance  reasonably  satisfactory  to
Beneficiary,  subjecting  the  property so acquired  to the lien of this Deed of Trust.  At the same time,  Grantor shall deliver to  Beneficiary  an  endorsement  to the lender's  policy of title  insurance  issued to  Beneficiary insuring  the lien of this Deed of Trust  which  shall  insure to  Beneficiary,  in form and  substance  reasonably satisfactory  to  Beneficiary,  that the lien of this Deed of Trust as insured  under such title  insurance  policy encumbers  such later  acquired  property and that  Grantor's  title to such property  meets all of the  applicable requirements of the Note Documents with respect to title to Grantor's real property.

2.11     Reasonable  Use and  Occupancy.  In addition to the rights which  Beneficiary  may have  herein,  upon the occurrence of any Event of Default which shall remain uncured,  Beneficiary,  at its option, may require Grantor to pay monthly in advance to  Beneficiary,  or any receiver  appointed to collect the rents,  the fair and  reasonable rental  value for the use and  occupation  of such part of the Trust  Estate as may  continued  to be  occupied  by
Grantor or may require  Grantor to vacate and surrender  possession of the Trust Estate to  Beneficiary  or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise.

2.12     Hazardous  Substances.  Grantor  and the  Trust  Estate  shall  comply  with  all  provisions  of the Note
Documents relating to Environmental Claims and Hazardous Substances.

2.13     Site.

2.13.1   Grantor shall observe all applicable  covenants,  easements and other  restrictions of record with respect to the Site, the Easements or to any other part of the Trust Estate, in all material respects.

2.13.2   Grantor  shall  maintain  all  rights-of-way,   easements,  grants,  privileges,  licenses,  certificates, permits,  entitlements,  and franchises  reasonably necessary for the use of the Trust Estate and will not, without the prior  consent  of  Beneficiary,  which  consent  shall not be  unreasonably  withheld,  consent  to any public restriction (including any zoning ordinance) or private restriction as to the use of the Trust Estate.

2.13.3   Grantor  shall  not,  without  the  prior  written  consent  of  Beneficiary  which  consent  shall not be unreasonably  withheld, or as provided in the Indenture,  permit any of the fixtures or personalty to be removed at any time from the Premises or  Improvements,  except in accordance with the express  provisions of the Indenture or unless Grantor shall replace said removed  fixtures or personalty with fixtures or personalty,  as the case may be, of comparable quality.

2.13.4   Grantor  shall  permit  Trustee  and  Beneficiary,  and  their  respective  agents,   representatives  and
employees,  upon reasonable prior notice to Grantor,  to inspect the Trust Estate during business hours as provided in the  Indenture,  provided  that  such  inspections  shall  not  unreasonably  interfere  with the  construction, operation, maintenance, start-up or testing of the Trust Estate.

2.14     Attorney-In-Fact.  Grantor  hereby  constitutes  and  appoints  Beneficiary,  acting  for and on behalf of itself and the other Secured  Parties and each  successor or assign of Grantor and the other Secured  Parties,  the true and lawful  attorney-in-fact  of  Grantor,  with full power and  authority  in the place and stead of Grantor,
Beneficiary  or otherwise to enforce all rights  interests and remedies of Grantor with respect to the  collateral, including the right to:

(a)      ask,  demand,  collect,  receive,  receipt for and sue for any and all rents,  income and other sums which are assigned  hereunder  with full power to endorse the name of Grantor on all  instruments  given in payment or in part payment thereof; and

(b)      settle,  adjust or  compromise  any  claims  thereunder  as fully as  Grantor  itself  could do and in its discretion  file any claim or take any  action or  proceeding,  either in its own name or in the name of Grantor or otherwise,  which  Beneficiary  may deem  necessary or  appropriate  to protect and  preserve the right,  title and interest  of  Beneficiary  in and to such  rents,  income and other sums and the  security  intended to be afforded hereby;

provided,  however,  that  Beneficiary  shall  not  exercise  the  rights  set forth in the  immediately  preceding subparagraphs  (a) and (b) unless an Event of Default has occurred and is  continuing.  This power of attorney is a power coupled with an interest and shall be irrevocable.

2.15     Beneficiary  May Perform;  No Obligation.  Upon the occurrence and during the  continuation of an Event of
Default, then Beneficiary,  among its other rights and remedies,  shall have the right, but not the obligation,  to pay,  observe or perform the same,  in whole or in part,  and with such  modifications  as  Beneficiary  reasonably shall deem advisable.  To the extent  provided in the Note  Documents,  all sums,  including  reasonable  attorneys fees, so expended or incurred by  Beneficiary  by reason of the  occurrence of such Event of Default,  or by reason of the bankruptcy or insolvency of Grantor,  as well as, without  limitation,  sums expended or incurred to sustain the lien or estate of this Deed of Trust or its  priority,  or to  protect or  enforce  any  rights of  Beneficiary hereunder, or to recover any of the Secured Obligations,  or for repairs,  maintenance,  alterations,  replacements or improvements  thereto or for the protection thereof, or for real estate taxes or other governmental  assessments or charges against any part of the Trust Estate,  or premiums for insurance of the Trust Estate,  shall be entitled to the  benefit of the lien on the Trust  Estate as of the date of the  recording  of this Deed of Trust,  shall be deemed to be added to and be part of the  Secured  Obligations  secured  hereby,  and shall be repaid by Grantor as provided in the Note Documents.

2.16     Security Agreement.

2.16.1   This Deed of Trust shall also be a security  agreement  between  Grantor  and  Beneficiary  covering  that portion of the Trust  Estate  constituting  personal  property or  fixtures  (collectively,  the "UCC  Collateral")
governed  by the UCC as the  same may be more  specifically  set  forth in any  financing  statement  delivered  in connection  with this Deed of Trust,  and as further  security  for the  payment  and  performance  of the  Secured
Obligations,  Grantor hereby grants to  Beneficiary a security  interest in such portion of the Trust Estate to the full  extent  that the  Trust  Estate  may be  subject  to the UCC.  In  addition  to  Beneficiary's  other  rights hereunder,  Beneficiary  shall have all rights of a secured party under the UCC.  Grantor shall execute and deliver to Beneficiary all financing  statements and such further assurances to establish,  create,  perfect (to the extent the same can be achieved  by the filing of a  financing  statement)  and  maintain  the  validity  and  priority of
Beneficiary's  security  interests,  and Grantor shall bear all costs thereof,  including all UCC searches.  Except as otherwise  provided in the Note Documents,  if Beneficiary  should dispose of any of the Trust Estate comprising the UCC  Collateral  pursuant to the UCC, ten days' prior written  notice by Beneficiary to Grantor shall be deemed to be  reasonable  notice;  provided, however,  Beneficiary  may dispose of such  property in  accordance  with the foreclosure  procedures of this Deed of Trust in lieu of proceeding  under the UCC.  Beneficiary may, but shall not be  obligated  to,  from time to time  execute and  deliver at  Grantor's  expense,  all  continuation  statements, termination  statements,  amendments,  partial releases,  or other instruments relating to all financing statements by and between  Grantor and  Beneficiary  which are  reasonably  necessary to  establish,  create,  perfect (to the extent the same can be achieved by the filing of a financing  statement)  and maintain the validity and priority of
Beneficiary's  security  interests  in the UCC  Collateral  or release  such liens,  as the case may be.  Except as otherwise  provided in the Note Documents,  upon the occurrence and during the continuation of an Event of Default,
(a)  Beneficiary,  in addition to any other rights and remedies  which it may have,  may exercise  immediately  and without  demand to the extent  permitted by law, any and all rights and remedies  granted to a secured  party under the UCC  including,  without  limiting the  generality of the  foregoing,  the right to take  possession of the UCC
Collateral or any part thereof,  and to take such other measures as Beneficiary may deem  reasonably  necessary for the care,  protection and  preservation of such  collateral and (b) upon request or demand of Beneficiary,  Grantor shall at its expense,  assemble the UCC  Collateral  and make it available  to  Beneficiary  at a convenient  place acceptable  to  Beneficiary.  Grantor  shall  pay to  Beneficiary  on  demand,  any  and all  reasonable  expenses, including reasonable  attorneys' fees and disbursements  incurred or paid by Beneficiary in protecting the interest in the UCC Collateral and in enforcing the rights hereunder with respect to such UCC Collateral.

2.16.2   Grantor and the  Beneficiary  agree,  to the extent  permitted by law,  that:  (i) this Deed of Trust upon recording or  registration in the real estate records of the proper office shall  constitute a financing  statement filed as a "fixture  filing"  within the meaning of Sections  9-334 and 9-502 of the UCC; (ii) all or a part of the
Trust Estate are or are to become  fixtures;  and (iii) the addresses of Grantor and  Beneficiary  are as set forth on the first page of this Deed of Trust.

ARTICLE III.
                                                     REMEDIES

3.1      Acceleration  of  Maturity.  Upon the  occurrence  and during  the  continuation  of an Event of  Default,
Beneficiary may declare the Secured Obligations to be due and payable  immediately,  and upon such declaration such principal  and  interest  and other sums shall  immediately  become due and payable  without  demand,  presentment, notice or other requirements of any kind (all of which Grantor waives).

3.2      Protective  Advances.  Upon the  occurrence  and  during the  continuation  of an Event of  Default,  then without  thereby  limiting  Beneficiary's  other  rights  or  remedies,  waiving  or  releasing  any  of  Grantor's obligations,  or imposing  any  obligation  on  Beneficiary,  Beneficiary  may either  advance any amount  owing or perform any or all actions that Beneficiary  considers  necessary or appropriate  (acting  reasonably) to cure such
Event of Default.  All such advances shall constitute  "Protective  Advances" and shall,  until repaid,  be secured by this Deed of Trust.  No sums advanced or performance  rendered by Beneficiary  shall cure, or be deemed a waiver of, any Event of Default.

3.3      Institution  of Equity  Proceedings.  Upon the  occurrence  and  during  the  continuation  of an Event of
Default,  Beneficiary may institute an action,  suit or proceeding in equity for specific  performance of this Deed of Trust,  the Indenture or any other Note Document,  all of which shall be specifically  enforceable by injunction or other equitable remedy.

3.4      Beneficiary's Power of Enforcement.

3.4.1    Upon the occurrence and during the  continuation  of an Event of Default,  Beneficiary  shall be entitled, at its option and in its sole and absolute  discretion,  to prepare and record on its own behalf,  or to deliver to
Trustee for recording,  if  appropriate,  written  declaration of default and demand for sale and written notice of breach  and  election  to sell (or other  statutory  notice) to cause the Trust  Estate to be sold to  satisfy  the
Secured  Obligations,  and in the case of  delivery  to  Trustee,  Trustee  shall cause said notice to be filed for record.

3.4.2    After the lapse of such time as may then be required by law  following the  recordation  of said notice of breach and election to sell, and notice of sale having been given as then required by law,  Trustee  without demand on Grantor,  shall be permitted  to sell the Trust Estate or any portion  thereof at the time and place fixed by it in said  notice,  either  as a whole or in  separate  parcels,  and in such  order as it may  determine,  at public auction to the highest  bidder,  of cash in lawful money of the United States payable at the time of sale.  Trustee may,  for any cause it deems  expedient,  postpone  the sale of all or any  portion of said Trust  Estate  until it shall be completed and, in every case,  notice of  postponement  shall be given by public  announcement  thereof at the time and place last appointed for the sale and from time to time  thereafter  Trustee may postpone such sale by public announcement at the time fixed by the preceding  postponement;  provided,  however,  that Trustee shall give
Grantor  notice of such  postponement  to the extent  required  by law.  Trustee  shall  execute and deliver to the purchaser its deed,  bill of sale, or other  instrument  conveying  said property so sold, but without any covenant or warranty,  express or implied.  The recitals in such  instrument  of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including Beneficiary, may bid at the sale.

3.4.3    After deducting all reasonable  costs,  fees and expenses of Trustee and of this Deed of Trust,  including costs of evidence of title and reasonable  attorneys'  fees of Trustee or  Beneficiary  in connection  with a sale,
Trustee  shall apply the proceeds of such sale as follows or as otherwise  required by  applicable  law: to payment of all sums  expended  under the terms  hereof not then repaid,  with accrued  interest at the Default Rate if any, then to the  payment of all other sums then  secured  hereby and the  remainder,  if any,  to the person or persons legally entitled thereto.
3.4.4    Upon the occurrence and during the  continuation of any Event of Default,  Beneficiary may, either with or without entry or taking  possession of the Trust Estate,  and without regard to whether or not the indebtedness and other sums secured  hereby shall be due and without  prejudice to the right of  Beneficiary  thereafter to bring an action or  proceeding  to foreclose or any other action for any Event of Default  existing at the time such earlier action was  commenced,  proceed by any  appropriate  action or  proceeding:  (a) to enforce  payment of the Secured
Obligations,  to the extent  permitted by law, or the  performance  of any term hereof or any other  right;  (b) to foreclose  this Deed of Trust in any manner  provided by law for the  foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels,  the Trust Estate or any portion  thereof pursuant  to the laws of the State of Missouri  or under the  judgment or decree of a court or courts of  competent jurisdiction,  and  Beneficiary  shall be  entitled  to recover in any such  proceeding  all  reasonable  costs and expenses incident thereto,  including  reasonable  attorneys' fees in such amount as shall be awarded by the court;
(c) to exercise any or all of the rights and remedies  available to it under the Note Documents;  and (d) to pursue any other remedy  available to it.  Beneficiary  shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

3.4.5    The remedies  described  in this  Section 3.4 may be  exercised  with respect to all or any portion of the
Tangible  Collateral,  either  simultaneously  with the sale of any real property  encumbered hereby or independent thereof.  Beneficiary  shall  at any time be  permitted  to  proceed  with  respect  to all or any  portion  of the
Tangible  Collateral in any manner  permitted by the UCC.  Grantor  agrees that  Beneficiary's  inclusion of all or any portion of the Tangible  Collateral  in a sale or other  remedy  exercised  with  respect to the real  property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

                  3.4.6....The remedies described in this Section 3.4 shall be limited by applicable law.

3.5      Beneficiary's Right to Enter and Take Possession, Operate and Apply Income.

3.5.1    Upon the  occurrence  and  during  the  continuation  of an Event of  Default,  Grantor,  upon  demand  of
Beneficiary,  shall forthwith  surrender to Beneficiary the actual  possession and, if and to the extent  permitted by law,  Beneficiary itself, or by such officers or agents as it may appoint,  may enter and take possession of all the Trust Estate including the Tangible Collateral,  without liability for trespass,  damages or otherwise, and may exclude  Grantor and its agents and  employees  wholly  therefrom  and may have joint  access  with  Grantor to the books, papers and accounts of Grantor.

3.5.2    If an Event of Default has occurred and is  continuing  and Grantor shall for any reason fail to surrender or deliver the Trust Estate,  including the Tangible Collateral or any part thereof,  after  Beneficiary's  demand,
Beneficiary  may  obtain a  judgment  or decree  conferring  on  Beneficiary  or  Trustee  the  right to  immediate possession or requiring Grantor to deliver  immediate  possession of all or part of such property to Beneficiary or
Trustee and Grantor  hereby  specifically  consents to the entry of such  judgment or decree.  Grantor shall pay to
Beneficiary or Trustee,  upon demand,  all reasonable costs and expenses of obtaining such judgment or decree,  and all such costs and expenses shall, until paid, be secured by the lien of this Deed of Trust.

3.5.3    Upon every such  entering  upon or taking of  possession,  Beneficiary  or Trustee may hold,  store,  use, operate,  manage and control the Trust Estate and conduct the business thereof,  and, from time to time in its sole and absolute discretion and without being under any duty to so act:

(a)      make all necessary and proper maintenance,  repairs,  renewals and replacements  thereto and thereon,  and all  necessary  additions,  betterments  and  improvements  thereto and thereon and purchase or  otherwise  acquire fixtures, personalty and other property in connection therewith;

(b)      insure or keep the Trust Estate insured;

(c)      manage and operate  the Trust  Estate and  exercise  all the rights and powers of Grantor in their name or otherwise with respect to the same;

(d)      enter into  agreements  with others to exercise the powers herein granted  Beneficiary or Trustee,  all as
Beneficiary  or Trustee  from time to time  reasonably  may  determine;  and shall  apply the monies so received by
Beneficiary  or Trustee in such  priority  as  provided by the Note  Documents  to (i) the payment of interest  and principal due and payable to the  Beneficiary,  (ii) the deposits for taxes and assessments and insurance  premiums due,  (iii) the cost of insurance,  taxes,  assessments  and other proper charges upon the Trust Estate or any part thereof;  (iv) the reasonable  expenses and  disbursements of the agents,  attorneys and other  representatives  of
Beneficiary  or Trustee as allowed  under this Deed of Trust;  and (v) any  other  charges or costs  required to be paid by Grantor under the terms of the Note Documents; and

(e)      rent or sublet the Trust Estate or any portion thereof for any purpose permitted by this Deed of Trust.

3.5.4    Beneficiary or Trustee shall surrender possession of the Trust Estate,  including Tangible Collateral,  to
Grantor (a) as may be required by law or court order,  or (b) when  all amounts  under any of the terms of the Note
Documents,  including this Deed of Trust,  shall have been paid current and all Company Events of Default have been cured or waived.  The same right of taking  possession,  however,  shall exist if any  subsequent  Event of Default shall occur and be continuing.

3.6      Separate  Sales.  Upon the occurrence and continuance of an Event of Default,  to the extent  permitted by law or  Governmental  Rule,  the Trust  Estate may be sold in one or more  parcels  and in such manner and order as
Trustee,  in its sole  discretion,  may elect,  it being  expressly  understood  and agreed  that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

3.7      Receiver.  Upon the occurrence and during the  continuation  of an Event of Default,  Beneficiary,  to the extent  permitted  by law,  and  without  regard to the  value,  adequacy  or  occupancy  of the  security  for the indebtedness  and  other  sums  secured  hereby,  shall be  entitled  as a matter  of right if it so  elects to the appointment  of a receiver  to enter upon and take  possession  of the Trust  Estate and to collect  all  earnings, revenues and receipts and apply the same as the court may direct,  and such  receiver may be appointed by any court of competent  jurisdiction  upon application by Beneficiary.  To the extent permitted by law or Governmental  Rule,
Beneficiary may have a receiver  appointed  without notice to Grantor or any third party, and Beneficiary may waive any requirement  that the receiver post a bond. To the extent  permitted by law or Governmental  Rule,  Beneficiary shall have the power to  designate  and select the Person who shall  serve as the  receiver  and to  negotiate  all terms and conditions  under which such receiver shall serve. To the extent  permitted by law or Governmental  Rule, any  receiver  appointed on  Beneficiary's  behalf may be an Affiliate of  Beneficiary.  The  reasonable  expenses, including receiver's fees,  reasonable  attorneys' fees and costs, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust.  The right to enter and take  possession  of and to manage and  operate the
Trust Estate and to collect all  earnings,  revenues and  receipts,  whether by a receiver or  otherwise,  shall be cumulative  to any other  right or remedy  available  to  Beneficiary  under  this  Deed of Trust,  the other  Note
Documents or otherwise  available to  Beneficiary  and may be  exercised  concurrently  therewith or  independently thereof,  but such rights shall be exercised in a manner which is otherwise in accordance  with and consistent with the Note  Documents.  Beneficiary  shall be  liable  to  account  only for such  earnings,  revenues  and  receipts
(including  security deposits)  actually received by Beneficiary,  whether received pursuant to this section or any other provision hereof.  Notwithstanding  the appointment of any receiver or other custodian,  Beneficiary shall be entitled as pledgee to the  possession  and control of any cash,  deposits,  or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

3.8      Suits to  Protect  the  Trust  Estate.  Upon  the  occurrence  and  continuance  of an  Event of  Default,
Beneficiary  shall  have the  power  and  authority  to  institute  and  maintain  any  suits  and  proceedings  as
Beneficiary,  in its sole and  absolute  discretion,  may deem  advisable  (acting  reasonably)  (a) to prevent any impairment  of the Trust  Estate by any acts which may be unlawful or in  violation  of this Deed of Trust,  (b) to preserve or protect its interest in the Trust Estate,  or (c) to restrain the  enforcement  of or  compliance  with any legislation or other Legal requirement that may be  unconstitutional  or otherwise invalid,  if the enforcement of or  compliance  with such  enactment,  rule or order might impair the security  hereunder or be  prejudicial  to
Beneficiary's interest.

3.9      Proofs of Claim. In the case of any receivership,  insolvency,  reorganization,  arrangement,  adjustment, composition or other judicial proceedings  affecting Grantor, any Affiliate or any guarantor,  co-maker or endorser of any of Grantor's  obligations,  its  creditors or its  property,  Beneficiary,  to the extent  permitted by law, shall be entitled to file such proofs of claim or other  documents  as it may deem be  necessary  or  advisable  in order to have its claims  allowed in such  proceedings  for the entire  amount due and payable by Grantor under the
Note  Documents,  at the date of the  institution of such  proceedings,  and for any  additional  amounts which may become due and payable by Grantor after such date.

3.10     Grantor to Pay Amounts Secured Hereby on Any Default in Payment; Application of Monies by Beneficiary.

(a)      In case of a  foreclosure  sale of all or any  part of the  Trust  Estate  and of the  application  of the proceeds of sale to the payment of the sums secured hereby,  to the extent permitted by law,  Beneficiary  shall be entitled to enforce  payment from Grantor of any  additional  amounts then  remaining  due and unpaid  hereunder or under the Indenture or any other Note Document to which it is a party and to recover  judgment  against Grantor for any portion thereof remaining unpaid, with interest at the Default Rate.

(b)      Grantor  hereby  agrees  to the  extent  permitted  by law,  that no  recovery  of any  such  judgment  by
Beneficiary  or other  action by  Beneficiary  and no  attachment  or levy of any  execution  upon any of the Trust
Estate or any other  property  shall in any way affect the Lien and  security  interest  of this Deed of Trust upon the Trust Estate or any part thereof or any Lien,  rights,  powers or remedies of Beneficiary  hereunder,  but such
Lien, rights, powers and remedies shall continue unimpaired as before.

3.11     Delay or  Omission;  No Waiver.  No delay or  omission  of  Beneficiary  or the other  Secured  Parties to exercise  any right,  power or remedy upon any Event of Default  shall  exhaust or impair any such right,  power or remedy or shall be  construed  to waive any such Event of  Default or to  constitute  acquiescence  therein.  Every right,  power  and  remedy  given to  Beneficiary  whether  contained  herein  or in the other  Note  Documents  or otherwise  available to Beneficiary  may be exercised from time to time and as often as may be deemed  expedient by
Beneficiary.

3.12     No Waiver of One Default to Affect  Another.  No waiver of any Event of Default  hereunder shall extend to or affect any  subsequent  or any other Event of Default then  existing,  or impair any rights,  powers or remedies consequent  thereon.  If  Beneficiary  (a) grants  forbearance  or an extension of time for the payment of any sums secured hereby;  (b) takes other or additional  security for the payment  thereof;  (c) waives or does not exercise any right  granted in this Deed of Trust or any other Note  Document;  (d)  releases  any part of the Trust  Estate from  the  lien  or  security  interest  of this  Deed of  Trust  or any  other  instrument  securing  the  Secured
Obligations;  (e) consents to the filing of any map, plat or replat of the  Premises;  (f) consents to the granting of any  easement on the  Premises;  or (g) makes  or consents to any  agreement  changing the terms of this Deed of
Trust or any other  Note  Document  subordinating  the lien or any charge  hereof,  no such act or  omission  shall release,  discharge,  modify, change or affect the liability under this Deed of Trust or any other Note Document or otherwise  of  Grantor,  or any  subsequent  purchaser  of the  Trust  Estate  or any part  thereof  or any  maker, co-signer,  surety or guarantor  with respect to any other matters not  addressed by such act or omission.  No such act or omission  shall  preclude  Beneficiary  from  exercising  any right,  power or privilege  herein  granted or intended  to be  granted  in case of any Event of Default  then  existing  or of any  subsequent  Company  Event of
Default,  nor,  except as otherwise  expressly  provided in an instrument or instruments  executed by  Beneficiary, shall the lien or  security  interest  of this Deed of Trust be altered  thereby,  except to the  extent  expressly provided in such acts or  omissions.  In the event of the sale or transfer by  operation of law or otherwise of all or any part of the  Trust  Estate,  Beneficiary,  without  notice to any  person,  firm or  corporation,  is hereby authorized  and  empowered  to deal with any such vendee or  transferee  with  reference to the Trust Estate or the indebtedness  secured hereby, or with reference to any of the terms or conditions  hereof, as fully and to the same extent as it might deal with the original  parties  hereto and without in any way releasing or  discharging  any of the  liabilities  or  undertakings  hereunder,  or waiving  its right to declare  such sale or transfer an Event of
Default as  provided  herein.  Notwithstanding  anything  to the  contrary  contained  in this Deed of Trust or any other Note  Document,  (i) in the case of any  non-monetary  Event of Default,  Beneficiary  may continue to accept payments due  hereunder  without  thereby  waiving the  existence of such or any other Event of Default and (ii) in the case of any  monetary  Event of Default,  Beneficiary  may accept  partial  payments of any sums due  hereunder without  thereby  waiving  the  existence  of such Event of Default if the  partial  payment is not  sufficient  to completely  cure such Event of Default.  Notwithstanding  the  foregoing,  in the event of a conflict  between this
Section 3.12 and the Indenture, the terms of the Indenture shall control.

3.13     Discontinuance  of  Proceedings;  Position of Parties  Restored.  If  Beneficiary  shall have proceeded to enforce  any right or remedy  under this Deed of Trust by  foreclosure,  entry of judgment  or  otherwise  and such proceedings  shall have been  discontinued or abandoned for any reason,  or such proceedings shall have resulted in a final  determination  adverse  to  Beneficiary,  then and in every such case  Grantor  and  Beneficiary  shall be restored to their former positions and rights hereunder,  and all rights,  powers and remedies of Beneficiary shall continue as if no such  proceedings  had  occurred or had been taken,  except in the case of a final,  unappealable judgment from a court of competent  jurisdiction that the Secured  Obligations and all other obligations of Grantor under the Note Documents to which it is a party have been paid and discharged in full.

3.14     Remedies  Cumulative.  No right, power or remedy,  including remedies with respect to any security for the
Secured  Obligations,  conferred  upon or reserved to  Beneficiary by this Deed of Trust or any other Note Document is  exclusive  of any other  right,  power or remedy,  but each and every  such  right,  power and remedy  shall be cumulative and concurrent  and shall be in addition to any other right,  power and remedy given  hereunder or under any other Note  Document,  now or  hereafter  existing at law, in equity or by statute,  and  Beneficiary  shall be entitled to resort to such  rights,  powers,  remedies or security as  Beneficiary  shall in its sole and  absolute discretion deem advisable (reasonably exercised).

3.15     Foreclosure;  Expenses of Litigation.  If Trustee forecloses,  reasonable  attorneys' fees for services in the  supervision  of said  foreclosure  proceeding  shall be  allowed  to Trustee  and  Beneficiary  as part of the foreclosure  costs.  In the event of  foreclosure  of the lien  hereof,  there  shall be allowed  and  included  as additional  indebtedness all reasonable  expenditures and expenses which may be paid or incurred by or on behalf of
Beneficiary for attorneys' fees,  appraiser's  fees,  outlays for documentary and expert  evidence,  stenographers'
charges,  publication  costs,  and costs (which may be estimated as to items to be expended after  foreclosure sale or entry of the  decree)  of  procuring  all such  abstracts  of title,  title  searches  and  examinations,  title insurance  policies and  Indentures,  and similar data and assurances with respect to title as Beneficiary may deem reasonably  necessary  either to  prosecute  such  suit or to  evidence  to a bidder  at any sale  which may be had pursuant  to such  decree  the true  condition  of the  title to or the value of the  Trust  Estate or any  portion thereof.  All  expenditures  and expenses of the nature in this section  mentioned,  and such  expenses and fees as may be incurred in the  protection  of the Trust Estate and the  maintenance  of the lien and security  interest of this Deed of Trust,  including the  reasonable  fees of any attorney  employed by  Beneficiary in any litigation or proceeding  affecting  this Deed of Trust or any other Note  Document,  the Trust  Estate or any  portion  thereof, including civil, probate,  appellate and bankruptcy proceedings,  or in preparation for the commencement or defense of any  proceeding  or  threatened  suit or  proceeding,  shall be  immediately  due and payable by  Grantor,  with interest thereon at the Default Rate, and shall be secured by this Deed of Trust.

3.16     Deficiency  Judgments.  Recourse  against  Grantor,  Company  and their  respective  Affiliates,  members, partners,  stockholders,  officers, directors and employees under this Deed of Trust shall be limited to the extent provided in the  Indenture.  Subject to the  Indenture,  if after  foreclosure  of this Deed of Trust or  Trustee's sale  hereunder,  there shall remain any deficiency  with respect to any amounts  payable under the Note Documents, including  hereunder,  or any amounts  secured hereby,  and Beneficiary  shall institute any proceedings to recover such  deficiency or  deficiencies,  all such amounts shall  continue to bear interest at the Default Rate.  Subject to the Indenture,  Grantor waives any defense to  Beneficiary's  recovery  against Grantor of any deficiency  after any  foreclosure  sale of the Trust  Estate.  Subject to the  Indenture,  to the extent  permitted by law,  Grantor expressly  waives any defense or benefits that may be derived from any statute  granting Grantor any defense to any such recovery by Beneficiary.  Subject to the Indenture, in addition,  Beneficiary and Trustee shall be entitled to recovery of all of their reasonable  costs and expenditures  (including any court imposed costs) in connection with such  proceedings,  including  their  reasonable  attorneys'  fees,  appraisal  fees and the other costs,  fees and expenditures  referred to in Section  3.15 above.  This  provision  shall  survive any  foreclosure  or sale of the
Trust Estate, any portion thereof and/or the extinguishment of the lien hereof.

3.17     Exculpation of  Beneficiary.  The acceptance by  Beneficiary of the assignment  contained  herein with all of the  rights,  powers,  privileges  and  authority  created  hereby  shall  not,  prior to entry  upon and taking possession  of the Trust  Estate by  Beneficiary,  be deemed or  construed  to make  Beneficiary  a  "mortgagee  in possession";  nor thereafter or at any time or in any event obligate  Beneficiary to appear in or defend any action or proceeding  relating to the Trust Estate,  nor shall  Beneficiary,  prior to such entry and taking, be liable in any way for any  injury  or damage to person or  property  sustained  by any  Person in or about the Trust  Estate, except to the extent caused by the gross negligence or willful misconduct of Beneficiary.

ARTICLE IV.
                                      RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                                       OTHER PROVISIONS RELATING TO TRUSTEE

                  Notwithstanding  anything to the contrary in this Deed of Trust,  Grantor and  Beneficiary  agree as follows.

4.1      Exercise of Remedies by Trustee.  To the extent that this Deed of Trust or  applicable  law  authorizes or empowers  Beneficiary  to exercise any remedies set forth in Article III hereof or  otherwise,  or perform any acts in connection  therewith,  Trustee (but not to the exclusion of Beneficiary unless so required under the law of the
State of Missouri)  shall have the power to exercise  any or all such  remedies,  and to perform any acts  provided for in this Deed of Trust in connection  therewith,  all for the benefit of Beneficiary and on Beneficiary's behalf in accordance  with  applicable  law of the State of Missouri.  In  connection  therewith,  Trustee:  (a) shall not exercise,  or waive the  exercise  of,  any of  Beneficiary's  remedies  (other  than any  rights or Trustee to any indemnity or reimbursement),  except at Beneficiary's  request,  and (b) shall exercise,  or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's  request, and in accordance with Beneficiary's  directions as to the manner of such  exercise  or waiver.  Trustee  may,  however,  decline  to follow  Beneficiary's  request or direction if Trustee  shall be advised by counsel that the action or  proceeding,  or manner  thereof,  so directed may not lawfully be taken or waived.

4.2      Rights and  Privileges  of Trustee.  To the extent that this Deed of Trust  requires  Grantor to reimburse
Beneficiary  for any  expenditures  Beneficiary  may  incur,  Trustee  shall  be  entitled  to the same  rights  to reimbursement  of expenses as  Beneficiary,  subject to such  limitations and conditions as would apply in the case of  Beneficiary.  To the  extent  that  this Deed of Trust  negates  or limits  Beneficiary's  liability  as to any matter,  Trustee shall be entitled to the same  negation or  limitation  of liability.  To the extent that Grantor, pursuant to this Deed of Trust,  appoints  Beneficiary as Grantor's  attorney in fact for any purpose,  Beneficiary or (when so instructed by  Beneficiary)  Trustee shall be entitled to act on Grantor's  behalf  without  joinder or confirmation by the other.

4.3      Resignation  or  Replacement  of Trustee.  Trustee may resign by an  instrument  in writing  addressed  to
Beneficiary,  and  Trustee  may be removed at any time with or  without  cause  (i.e.,  in  Beneficiary's  sole and absolute  discretion)  by an  instrument in writing  executed by  Beneficiary.  In case of the death,  resignation, removal  or  disqualification  of Trustee or if for any reason  Beneficiary  shall deem it  desirable  to appoint a substitute,  successor  or  replacement  Trustee to act  instead of  Trustee  originally  named (or in place of any substitute,  successor or replacement Trustee),  then Beneficiary shall have the right and is hereby authorized and empowered  to appoint a successor,  substitute  or  replacement  Trustee,  and, if  preferred,  several  substitute trustees in  succession,  without any formality  other than  appointment  and  designation  in writing  executed by
Beneficiary,  which  instrument  shall be recorded if required by the law of the State of Missouri.  The law of the
State of Missouri  shall govern the  qualifications  of any Trustee.  The authority  conferred upon Trustee by this
Deed of Trust shall  automatically  extend to any and all other  successor,  substitute and replacement  Trustee(s)
successively  until the Secured  Obligations  have been paid in full or the Trust Estate has been sold hereunder or released  in  accordance  with  the  provisions  of the  Note  Documents.  Beneficiary's  written  appointment  and designation  of any Trustee  shall be full  evidence of  Beneficiary's  right and authority to make the same and of all facts therein recited.  No confirmation,  authorization,  approval or other action by Grantor shall be required in connection with any resignation or other replacement of Trustee.

4.4      Authority of  Beneficiary.  If  Beneficiary  is a banking  corporation,  state  banking  corporation  or a national  banking  association  and the  instrument  of  appointment  of any  successor or  replacement  Trustee is executed on Beneficiary's  behalf by an officer of such corporation,  state banking corporation or national banking association,  then such  appointment  may be executed by any authorized  officer or agent of  Beneficiary  and such appointment  shall be  conclusively  presumed  to be  executed  with  authority  and shall be valid and  sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

4.5      Effect of  Appointment  of Successor  Trustee.  Upon the  appointment  and  designation  of any successor, substitute  or  replacement  Trustee,  Trustee's  entire  estate  and title in the Trust  Estate  shall vest in the designated successor,  substitute or replacement Trustee.  Such successor,  substitute or replacement Trustee shall thereupon  succeed to and shall  hold,  possess and execute all the  rights,  powers,  privileges,  immunities  and duties  herein  conferred  upon  Trustee.  All  references  herein to  Trustee  shall be deemed to refer to Trustee
(including  any successor or  substitute  appointed and  designated  as herein  provided)  from time to time acting hereunder.

4.6      Confirmation  of Transfer and  Succession.  Any new Trustee  appointed  pursuant to any of the  provisions hereof  shall,  without any further  act,  deed or  conveyance,  become  vested with all the  estates,  properties, rights,  powers and trusts of his  predecessor in the rights  hereunder with like effect as if originally  named as
Trustee  herein;  but  nevertheless,  upon the written  request of Beneficiary  or of any successor,  substitute or replacement  Trustee,  any former Trustee  ceasing to act shall execute and deliver an instrument  transferring  to such  successor,  substitute  or  replacement  Trustee all of the right,  title,  estate and  interest in the Trust
Estate of Trustee so ceasing to act,  together  with all the  rights,  powers,  privileges,  immunities  and duties herein conferred upon Trustee,  and shall duly assign,  transfer and deliver all properties and moneys held by said
Trustee hereunder to said successor, substitute or replacement Trustee.

4.7      Exculpation.  Trustee  shall  not be liable  for any  error of  judgment  or act done by  Trustee  in good faith, or otherwise be responsible or accountable  under any circumstances  whatsoever,  except for Trustee's gross negligence,  willful  misconduct or knowing  violation of law.  Trustee  shall not be personally  liable in case of entry by him, or anyone  entering  by virtue of the powers  herein  granted  him,  upon the Trust  Estate for debts contracted  or liability or damages  incurred in the  management  or operation of the Trust  Estate.  Trustee shall have the right to rely on any  instrument,  document or signature  authorizing  or  supporting  any action taken or proposed to be taken by it hereunder,  believed by it in good faith to be genuine.  All moneys  received by Trustee shall,  until used or applied as herein  provided,  be held in trust for the purposes for which they were received, but need not be  segregated  in any manner from any other moneys  (except to the extent  required by law).  Trustee shall be under no liability for interest on any moneys received by it hereunder.

4.8      Endorsement  and Execution of Documents.  Upon  Beneficiary's  written  request,  Trustee  shall,  without liability or notice to Grantor,  execute,  consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Note Documents.  Grantor hereby  irrevocably  designates Trustee as its attorney in fact to execute,  acknowledge and deliver,  on Grantor's  behalf and in Grantor's name, all instruments or agreements  reasonably  necessary to implement any  provision(s) of this Deed of Trust or to further perfect the lien  created  by this Deed of Trust on the Trust  Estate.  This  power of  attorney  shall be deemed to be coupled with an interest and shall survive any disability of Grantor.

4.9      Multiple  Trustees.  If  Beneficiary  appoints  multiple  trustees,  then any Trustee,  individually,  may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

4.10     No  Required  Action.  Trustee  shall not be  required  to take any action  under this Deed of Trust or to institute,  appear in or defend any action,  suit or other proceeding in connection  therewith where in his opinion such  action  will be likely to  involve  him in  expense  or  liability,  unless  requested  so to do by a written instrument  signed by Beneficiary  and, if Trustee so requests,  unless Trustee is tendered  security and indemnity satisfactory to him against any and all costs,  expense and  liabilities  arising  therefrom.  Trustee shall not be responsible for the execution,  acknowledgment or validity of the Note Documents,  or for the proper  authorization thereof,  or for the sufficiency of the lien and security  interest  purported to be created  hereby,  and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

4.11     Terms of  Trustee's  Acceptance.  Trustee  accepts  the  trust  created  by this  Deed of  Trust  upon the following terms and conditions:

(a)      Trustee may exercise any of its powers through appointment of attorney(s) in fact or agents;

(b)      Trustee  shall be under no  obligation  to take any  action  upon any Event of  Default  unless  furnished security or indemnity,  in form satisfactory to Trustee,  against costs, expenses, and liabilities that Trustee may incur;

(c)      Grantor  shall  reimburse  Trustee,  as  part  of the  Secured  Obligations  secured  hereunder,  for  all reasonable  disbursements  and expenses  (including  reasonable  legal fees and expenses)  incurred by reason of or arising from an Event of Default and as provided for in this Deed of Trust; and

                  (d)......upon the indefeasible  payment in full in cash of the Secured Obligations,  this Deed of
Trust shall  cease,  terminate  and  thereafter  be of no further  force or effect and Trustee  shall  release this
Deed of Trust without charge to Grantor.  Grantor shall pay all costs of recordation, if any.

4.12     Intercreditor  Agreement.  Reference  is  made  to  that  certain  Intercreditor  Agreement,  dated  as of
September  29,  2003,  by and  among  General  Electric  Capital  Corporation,  The  Bank of New  York,  O'Sullivan
Industries,  Inc., O'Sullivan Furniture Factory Outlet, Inc. and O'Sullivan Industries,  Virginia, in their various respective  capacities as set forth therein (the "Intercreditor  Agreement"),  the rights,  benefits and priorities afforded  under  this Deed of Trust  shall be  governed  and  controlled  by the  provisions  of the  Intercreditor
Agreement,  as the same may be amended,  restated,  supplemented  or otherwise  modified,  renewed or replaced from time to time.

ARTICLE V.
                                                      GENERAL

5.1      Discharge.  Upon  the indefeasible  payment in full in cash of the Secured  Obligations,  (a) this Deed of
Trust shall cease and terminate and this Deed of Trust and the lien and security  interest  created hereby shall be of no further force and effect,  (b) Grantor shall be released from the covenants,  agreements  and  obligations of
Grantor  contained in this Deed of Trust and all right,  title and interest in and to the Trust Estate shall revert to Grantor and (c) Beneficiary  and Trustee,  at the request and the expense of Grantor,  shall promptly  execute a deed of  reconveyance  and such other  documents  as may be  reasonably  necessary to evidence  the  discharge  and satisfaction of this Deed of Trust and the release of Grantor from its obligations hereunder.

5.2      Application  of Proceeds.  Upon the  occurrence and during the  continuation  of an Event of Default,  the proceeds  of any sale of, or other  realization  upon,  all or any part of the Trust  Estate  shall be  applied  in accordance with the applicable provisions of the Indenture.  Company shall remain liable for any deficiency.

5.3      Extension,  Rearrangement  or Renewal of  Secured  Obligations.  It is  expressly  agreed  that any of the
Secured  Obligations  at any time  secured  hereby may be from time to time  extended  for any period,  or with the consent  of Grantor  rearranged  or  renewed,  and that any part of the  security  herein  described,  or any other security for the Secured  Obligations,  may be waived or released,  without  altering,  varying or diminishing  the force,  effect or lien or security  interest of this Deed of Trust;  and the lien and security  interest granted by this Deed of Trust shall  continue as a prior lien and security  interest on all of the Trust Estate not  expressly so released,  until the Secured  Obligations are fully paid and this Deed of Trust is terminated in accordance with the provisions  hereof;  and no other security now existing or hereafter taken to secure the payment of the Secured
Obligations  or any part thereof or the  performance  of any  obligation or liability of Grantor  whatever shall in any manner  impair or affect the  security  given by this Deed of Trust;  and all  security  for the payment of the
Secured  Obligations  or any part  thereof and the  performance  of any  obligation  or  liability  shall be taken, considered and held as cumulative.

5.4      Forcible  Detainer.  Grantor  agrees for itself and all  Persons  claiming  by,  through or under it, that subsequent to  foreclosure  hereunder in  accordance  with this Deed of Trust and  applicable  law if Grantor shall hold  possession of the Trust Estate or any part  thereof,  Grantor or the Persons so holding  possession  shall be guilty of trespass;  and any such tenant  failing or refusing to surrender  possession  upon demand shall be guilty of forcible  detainer and shall be liable to such purchasers for reasonable  rental on said premises,  and shall be subject to eviction and removal in accordance with law.

5.5      Waiver of Stay or Extension.  To the extent  permitted to be waived by law,  Grantor shall not at any time insist  upon or plead or in any  manner  whatever  claim  the  benefit  or  advantage  of any  stay,  extension  or moratorium  law now or at any time  hereafter in force in any  locality  where the Trust Estate or any part thereof may or shall be situated,  nor shall Grantor claim any benefit or advantage  from any law now or hereafter in force providing  for the valuation or  appraisement  of the Trust Estate or any part thereof prior to any sale thereof to be made  pursuant to any  provision  of this Deed of Trust or to a decree of any court of  competent  jurisdiction, nor after  any such  sale  shall  Grantor  claim or  exercise  any  right  conferred  by any law now or at any time hereafter in force to redeem the Trust Estate so sold or any part  thereof;  and Grantor  hereby  expressly  waives all benefit or advantage  of any such law or laws and the  appraisement  of the Trust  Estate or any part  thereof, and covenants  that Grantor  shall not hinder or delay the  execution of any power herein  granted and delegated to
Beneficiary but that Grantor shall permit the execution of every such power as though no such law had been made.

5.6      Application  of  Payments.  In the event  that any part of the  Secured  Obligations  cannot  lawfully  be secured hereby,  or in the event that the lien and security  interest hereof cannot be lawfully enforced to pay any part of the Secured  Obligations,  or in the event that the lien or security interest created by this Deed of Trust shall be invalid or  unenforceable  as to any part of the  Secured  Obligations,  then all  payments on the Secured
Obligations  shall be deemed to have been first  applied to the complete  payment and  liquidation  of that part of the  Secured  Obligations  which is not  secured by this Deed of Trust and the  unsecured  portion  of the  Secured
Obligations  shall be completely paid and liquidated prior to the payment and liquidation of the remaining  secured portion of the Secured Obligations.

5.7      Amendments;  Etc.  This Deed of Trust may not be amended,  modified or  supplemented,  except in a writing signed  by each of the  parties  hereto  and  otherwise  in  accordance  with the  provisions  of  Article 9 of the
Indenture.

5.8      Renewal;  Etc.  Beneficiary  may at any time and from time to time renew or extend this Deed of Trust,  or alter or modify  the same in any way,  or waive any of the terms,  covenants  or  conditions  hereof in whole or in part and may  release  any  portion  of the Trust  Estate or any other  security,  and grant  such  extensions  and indulgences  in  relation to the Secured  Obligations  as  Beneficiary  may  determine,  without the consent of any junior  lienor or  encumbrancer  and without any  obligation  to give notice of any kind thereto and without in any manner  affecting the priority of the lien and security  interest hereof on any part of the Trust Estate;  provided that nothing in this  Section 5.8 shall grant  Beneficiary  the right to alter or modify the Deed of Trust  without the consent of the Grantor unless otherwise specifically permitted in this Deed of Trust.

5.9      Future  Advances.  This  Deed of  Trust  secures  future  advances  and  also  secures  all  other  future obligations  of Grantor to  Beneficiary  which are  contractual  in nature.  It is understood  and agreed that this
Deed of Trust secures  Grantor's  Indenture of present and future  advances made pursuant to the Indenture and that the lien of Grantor's  Indenture of such future advances shall relate to the date of this Deed of Trust.  The total principal  amount of the obligations  which may be secured hereby is  $150,000,000.  This Deed of Trust is governed by section 443.055 R.S.Mo.

5.10     Compliance  With Usury Law. The Note  Documents are intended to be performed in accordance  with, and only to the extent  permitted by, all applicable  Governmental  Rules.  It is expressly  stipulated and agreed to be the intent of Grantor and  Beneficiary  at all times to comply with the  applicable  Missouri law governing the maximum rate or amount of interest  payable on or in connection with the Secured  Obligations (or applicable  United States federal law to the extent that it permits  Beneficiary to contract for, charge,  take, reserve or receive a greater amount of interest  than under  Missouri  law).  If the  applicable  law is ever  judicially  interpreted  so as to render usurious any amount called for under the Note  Documents,  or contracted for,  charged,  taken,  reserved or received with respect to the financial  accommodations  evidenced by the Note Documents or if  acceleration  of the maturity of the Secured  Obligations  or if any  prepayment by Grantor  results in Grantor having paid any interest in excess of that permitted by law, then it is Grantor's and  Beneficiary's  express intent that all excess amounts theretofore  collected by  Beneficiary  be credited on the principal  balance due under the Note  Documents (or, if the Note  Documents  have been or would thereby be paid in full,  refunded to Grantor),  and the  provisions of the
Note Documents immediately be deemed reformed and the amounts thereafter  collectible  thereunder reduced,  without the necessity of the execution of any new document,  so as to comply with the  applicable  law, but so as to permit the  recovery  of the fullest  amount  otherwise  called for  hereunder  and  thereunder.  The right to  accelerate maturity of Secured  Obligations  does not include the right to  accelerate  any interest  which has not  otherwise accrued on the date of such  acceleration,  and Beneficiary does not intend to collect any unearned interest in the event of  acceleration.  All sums paid or agreed to be paid to  Beneficiary  for the use,  forbearance or retention of the Secured  Obligations  shall, to the extent  permitted by applicable law, be amortized,  prorated,  allocated and spread  throughout  the full term of the Secured  Obligations  until payment in full so that the rate or amount of interest on account of the Secured Obligations does not exceed the applicable usury ceiling.

5.11     Notices.  All notices  required or  permitted  under the terms and  provisions  hereof shall be in writing and any such  notice  shall be  effective  if given in  accordance  with the  provisions  of  Section 14.02  of the
Indenture and, if to Grantor, shall be given at the following address:

                                     O'Sullivan Industries, Inc.
                                     1900 Gulf Street
                                     Lamar, MO 64759
                                     Attention:  General Counsel
                                     Telephone No.:  (417) 682-8248
                                     Facsimile No.: (417) 681-8248

                  All notices to Trustee  required or permitted  hereunder  shall be deemed given when given in the manner prescribed in Section 14.02 of the Indenture to the following address:

                                     The Bank of New York
                                     101 Barclay Street, 8th Floor West
                                     New York, NY 10286
                                     Attn: Corporate Trust Administration
                                     Facsimile No.: (212) 815-5704/5707

5.12     Severability.  The  provisions of this Deed of Trust are severable,  and if any clause or provision  shall
be  held  invalid  or  unenforceable  in  whole  or  in  part  in  any   jurisdiction,   then  such  invalidity  or
unenforceability  shall affect only such clause or provision,  or part thereof,  in such jurisdiction and shall not in any manner affect such clause or provision in any other  jurisdiction,  or any other clause or provision of this
Agreement in any jurisdiction.

5.13     Survival of Provisions.  All  agreements,  representations  and  warranties  made herein shall survive the execution  and  delivery  of this Deed of Trust and the  Indenture  and the making of the Loans and  extensions  of credit  thereunder.  Notwithstanding  anything  in this  Deed of  Trust  or  implied  by law to the  contrary,  the agreements,  representations and warranties of Grantor set forth herein shall terminate only upon  the indefeasible payment in full in cash of the Secured Obligations.

5.14     Successions or Assignments.

5.14.1   This Deed of Trust  shall  inure to the benefit of the  successors  or assigns of the Secured  Parties who shall have, to the extent of their interest, the rights of the Secured Parties hereunder;  provided,  however, that the rights of the Secured  Parties  hereunder,  if any be retained by them,  shall have priority over and be senior to the rights of its successors or assigns unless Beneficiary shall otherwise elect.

5.14.2   This Deed of Trust is binding upon  Grantor and its  successors  and  assigns.  Grantor is not entitled to assign  its  obligations  hereunder  to any other  person  without  the  written  consent of  Beneficiary,  and any purported assignment in violation of this provision shall be void.

5.15     Headings  Descriptive.  Article and Section  headings have been inserted in this Deed of Trust as a matter of convenience  for reference  only and it is agreed that such article and section  headings are not a part of this
Deed of Trust and shall not be used in the interpretation of any provision of this Deed of Trust.

5.16     Entire  Agreement.  This  Deed of  Trust,  together  with  any  other  agreement  executed  in  connection herewith,  is intended by the parties as a final  expression  of their  agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

5.17     Counterparts.  This  Deed of Trust and any  amendments,  waivers,  consents  or  supplements  hereto or in connection  herewith  may be executed in any number of  counterparts  and by different  parties  hereto in separate counterparts,  each of which when so executed and delivered shall be deemed an original,  but all such counterparts together shall constitute but one and the same instrument;  signature pages may be detached from multiple  separate counterparts and attached to a single  counterpart so that all signature pages are physically  attached to the same document.

5.18     Governing Law. This Deed of Trust,  including all matters of construction,  validity,  performance and the creation,  validity,  enforcement or priority of the lien of, and security interests created by, this Deed of Trust in or upon the  Trust  Estate  shall  be  governed  by the laws of the  State of  Missouri,  without  reference  to conflicts of law,  except as required by mandatory  provisions of law and except to the extent that the validity or perfection of the lien and security interest  hereunder,  or remedies  hereunder,  in respect of any portion of the
Trust Estate are governed by the laws of a jurisdiction other than the State of Missouri.

5.19     Waiver of Jury Trial. GRANTOR,  TRUSTEE AND BENEFICIARY HEREBY KNOWINGLY,  VOLUNTARILY,  AND INTENTIONALLY
WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY  LITIGATION  BASED  HEREON,  OR ARISING OUT OF,
UNDER, OR IN CONNECTION  WITH, THIS DEED OF TRUST OR ANY OTHER NOTE DOCUMENT,  OR ANY COURSE OR CONDUCT,  COURSE OF
DEALING,  STATEMENTS (WHETHER VERBAL OR WRITTEN),  OR ACTIONS OF GRANTOR,  TRUSTEE, OR BENEFICIARY.  THIS PROVISION
IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS DEED OF TRUST.

5.20     Third  Party  Rights.  Nothing  in this Deed of Trust,  expressed  or  implied,  is  intended  or shall be construed  to confer  upon,  or give to any  Person,  other than  Grantor,  Trustee,  Beneficiary  and the  Secured
Parties, any security,  rights, remedies or claims, legal or equitable,  under or by reason hereof, or any covenant or condition  hereof;  and this Deed of Trust and the covenants and  agreements  herein  contained are and shall be held to be for the sole and exclusive benefit of Grantor, Trustee, Beneficiary and the Secured Parties.

5.21     Certain  Definitions.  The words  "include,"  "including" and words of similar import shall be interpreted as if followed by the words "without limitation" except where the context otherwise indicates.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                        S-1
                                            (Harquahala Deed of Trust)

                  IN WITNESS  WHEREOF,  Grantor,  by its officers duly  authorized,  intending to be legally bound, has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

                                                     O'SULLIVAN INDUSTRIES INC.
                                                     a Delaware corporation

                                                     By:      /S/Phillip J. Pacey
                                                          Name:  Phillip J. Pacey
                                                          Title:   Senior Vice President and Chief Financial
                                                          Officer

STATE OF MISSOURI                   )
                                    :   ss.:
COUNTY OF BARTON                    )

                  On this 12th day of November,  2003 before me appeared Phillip J. Pacey, to me personally  known, who,  being by me duly sworn did say that he is the Senior Vice President and Chief  Financial  Officer of
         O'Sullivan  Industries,  Inc., and that the seal affixed to foregoing  instrument is the corporate seal of said  corporation  and that said  instrument  was  signed  and  sealed in  behalf of said  corporation  by authority  of its board of directors  and said Phillip J. Pacey  acknowledged  said  instrument  to be the free act and deed of said corporation.

                  IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my notarial  seal at my office in
         Barton County, Missouri, the day and year last written above.

                                                              /S/ Cheri C. Moss
                                                              Notary Public

                                                     My commission expires:  4/26/05

                                                     [NOTARY SEAL]